SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------



                                      FINAL

                             INFORMATIONAL STATEMENT

                            PURSUANT TO SECTION 14 OF

                       The Securities Exchange Act of 1934

                     BOULDER CAPITAL OPPORTUNITIES III, INC.

             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-22273

                                 CIK: 0001032863



                  COLORADO                                  (84-1383888)
-----------------------------------------                   ------------------
(State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization                            Identification No.)



15662 COMMERCE LANE, HUNTINGTON BEACH, CA                   92649
-----------------------------------------                  -----------
(Address of principal executive offices)                   (Zip Code)



               Registrant's telephone number, including area code:
                                 (714) 895-0944

                     BOULDER CAPITAL OPPORTUNITIES III, INC.
                               15662 COMMERCE LANE
                           HUNTINGTON BEACH, CA 92649

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 2, 1998

         Notice is hereby given that the Special Meeting of Shareholders of Boulder Capital Opportunities III, Inc., (hereinafter referred to as "the Company") will be held at 15662 Commerce Lane, Huntington Beach, CA 92649, at 1:00 p.m., local time, for the following purposes:


         1. To change the name of the Company to Sonic Jet Performance, Inc.

         The Board of Directors has fixed the closing of business on October 20, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.




                                    /s/Alex Mardikian
                                    -------------------------------------------
                                    Boulder Capital Opportunities III, Inc.
                                    Alex Mardikian, Vice-President

                              INFORMATION STATEMENT

                     BOULDER CAPITAL OPPORTUNITIES III, INC.
                               15662 COMMERCE LANE
                           HUNTINGTON BEACH, CA 92649

                               SPECIAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                                NOVEMBER 2, 1998

         This Informational Statement is being furnished to the shareholders of Boulder Capital Opportunities III, Inc., a Colorado corporation, in connection with the Special Meeting of Shareholders to be held at 1:00 p.m., November 2, 1998 at 15662 Commerce Lane, Huntington Beach, California. The Informational Statement is first being sent or given to shareholders on or about October 21, 1998.

         NO PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

         WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                               EXPENSE OF MAILING

         The expense of preparing and mailing of this Informational Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees and fiduciaries to forward this Informational Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.


                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

         None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

         As of the call date of the meeting, October 19, 1998, the total number of common shares outstanding and entitled to vote was 6,310,0000.

         The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

                                   RECORD DATE

         Stock transfer records will remain open. October 20, 1998, shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth information as of October 19, 1998, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment are by such person.



Title                      Name and                                    Amount and                           Percent
  of                       Address of                                   Nature of                              of
Class                      Beneficial Owner                         Beneficial Interest                      Class
----------------           ---------------------------              --------------------                   --------------

Common                     Sonic Jet                                    5,000,000                            79.2%
                           Performance, LLC
                           15662 Commerce Lane
                           Huntington Beach, CA 92649
                           (beneficially owned
                           by Albert Mardikian)

Common                     Alex Mardikian
                           V.P. & Director                                      0                               0%
                           15662 Commerce Lane
                           Huntington Beach, CA  92649

Common                     Hratch Khedesian, Director                           0                               0%
                           15662 Commerce Lane
                           Huntington Beach, CA  92649

Common                     Vatche Khedesian, Director                           0                               0%
                           15662 Commerce Lane
                           Huntington Beach, CA  92649

Common                     George Tfaye, Director                               0                               0%
                           15662 Commerce Lane
                           Huntington Beach, CA  92649

Common                     Combined ownership as a group                                                      79.2%



                          VOTING REQUIRED FOR APPROVAL

         I. One third of the shares of common stock outstanding at the record date must be represented at the Special Meeting in person or by proxy in order for a quorum to be present, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Special Meeting for each share of common stock registered in such shareholder's name at the record date.

         II. The Colorado Corporation Act requires that a majority of the outstanding shares at a special meeting at which a quorum is present to vote in favor of the proposed Amendment to the Articles of Incorporation to change the name to Sonic Jet Performance, Inc.

               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         (a)  Cash Compensation.

         Compensation paid by the Company for all services provided during the fiscal year ended December 31, 1997, (1) to each of the Company's two most highly compensated executive officers whose cash compensation exceeded $60,000.00 and (2) to all officers as a group is set forth below under directors.

                  None.

         (b)  Compensation Pursuant to Plans.  None.

         (c)  Other Compensation.  None.

         (d)  Compensation of Directors.   None.

         Compensation paid by the Company for all services provided during the period ended September 30, 1998, (1) to each of the Company's officers and directors whose cash compensation exceeded $60,000.00 and (2) to all officers and directors as a group is set forth below:


Name of Individual                          Capacities
Number of Persons                           in                            Cash                    Stock
In Group                                    Which Served               Compensation             Compensation
------------------------                    -----------------          -----------------        ---------------

Robert Soehngen*                            President/Secy                      0                         0

Alex Mardikian                              Vice President                      0                         0

Hratch Khedesian                            Director                            0                         0

Vatche Khedesian                            Director                            0                         0

George Tfaye                                Director                            0                         0

All officers and
directors as a group                                                            0                         0
to September 30, 1998

*Now Resigned


                              AMENDMENTS TO CHARTER

                           I. CHANGE IN CORPORATE NAME

         The Board is asking shareholders to authorize a name change of the Corporation to Sonic Jet Performance, Inc. and to approve an amendment to the Articles of Incorporation to change the name to Sonic Jet Performance, Inc.


                         BOARD OF DIRECTORS AND OFFICERS

          The four persons listed below are Officers and the members of the Board of Directors, serving until the next annual meeting.

         ALEX MARDIKIAN, age 27, Vice President, received an AS in Water Technology from Mount San Antonio College in 1993. From 1993 to 1995 he was an Inventory Operations Manager for Lynn Vick Products, a watercraft products supplier. From 1995 to 1997 he was a regional service manager in the Western Utility Division with Schlumberger Industries. From 1990 to 1993 he was employed by Laser Jet Performance as a production manager.

         HRATCH KHEDESIAN, age 31, studied at UCLA and at Goldenwest College in finance and business. From 1987 to present he has worked for Mardikian Design and its successor, Laser Jet Performance, in product design and production engineering. He has had on the job training in production engineering, new product development, purchasing, management and training, accounting, human resources, CAD-CAM Design, and Computer Numeric Control Programming. Mr. Khedesian now holds the title of President of R&D and New Product Development of Sonic Jet Performance, LLC, USA and also Vice Chairman and CEO of Nanning Sonic Jet China.

     VATCHE KHEDESIAN, age 24, obtained a BA from the University of California at Santa Barbara in 1997, with a major in Marketing & Finance. He became employed by Sonic Jet Performance in January 1998 as a business organization plan. He was operations manager for MB2 West from 1996 to 1998. From 1993 to 1995 he was a warehouse manager for Akari Gemini. For six months in 1996 he worked as an aide in the Financial Marketing Department of Merrill Lynch.

     GEORGE TFAYE, age 44, obtained an educational certificate at the Technical Institute of Aleppo Syria in 1976 in machining, tooling, Production Engineering, and Mold Making. He has been Vice President of Production Engineering and New Product Development at Sonic Jet Performance, Inc. since 1987. He is Secretary and a Director of Golden Empire Trading, Inc. since 1989.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Michael B. Johnson & Company, of Denver, Colorado, has been engaged as the Certifying accountants for the period through fiscal year 1998.

                              SHAREHOLDER PROPOSALS

         Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual or any special meeting, it must be received by the secretary of the Company, at 15662 Commerce Lane, Huntington Beach, California 92649, not later than 90 days prior to the meeting, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in May, 1999.

Dated: OCTOBER 19, 1998

By Order of the Board of Directors

/s/Alex Mardikian
----------------------------------
Alex Mardikian, Vice President